                 As filed with the Securities and Exchange Commission
                                  on April 30, 1998


                        1933 Act Registration Number 33-66714
                        1940 Act Registration Number 811-7918

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /X/

                           Pre-Effective Amendment No.                      / /
                                                       ---
                          Post-Effective Amendment No.  5                   /X/
                                                       ---

                                        and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                                Amendment No.  6                            /X/
                                              ---

                            -----------------------------

                                 Weitz Partners, Inc.
                  (Exact Name of Registrant as Specified in Charter)

                                      Suite 600
                                1125 South 103 Street
                                 Omaha, NE 68124-6008
                            (Address of Principal Offices)

                 Registrant's Telephone Number, including Area Code:
                                     402-391-1980

                                   Wallace R. Weitz
                                      Suite 600
                                1125 South 103 Street
                                 Omaha, NE 68124-6008
                       (Name and Address of Agent for Service)

                            -----------------------------

                           Copies of all communications to:
                              PATRICK W.D. TURLEY, ESQ.
                                Dechert Price & Rhoads

                                   1775 Eye Street
                                Washington, DC  10017


It is proposed that this filing will become effective April 30, 1998 pursuant to paragraph (b) of rule 485 under the Securities Act of 1940.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                 WEITZ PARTNERS, INC.

                                Cross-Reference Sheet

                               Required by Rule 404(a)


                                    PART A


N-1A Item Number                                       Location in Prospectus
----------------                                       ----------------------

1.   Cover Page. . . . . . . . . . . . . . . . . . .   Cover Page

2.   Synopsis. . . . . . . . . . . . . . . . . . . .   Fund Expenses

3.   Condensed Financial Information . . . . . . . .   Financial Highlights

4.   General Description of Registrant . . . . . . .   Investment Management Information,
                                                       Management, Additional Information

5.   Management of the Fund. . . . . . . . . . . . .   Management, Additional Information

5A.  Management's Discussion of Fund
     Performance . . . . . . . . . . . . . . . . . .   Financial Highlights

6.   Capital Stock and Other Securities. . . . . . .   Cover Page; Redeeming Shares; Dividends,
                                                       Distributions and Taxes; Additional
                                                       Information

7.   Purchase of Securities Being Offered. . . . . .   Purchasing Shares; Exchanging Shares,
                                                       Pricing of Shares

8.   Redemption or Repurchase. . . . . . . . . . . .   Redeeming Shares; Pricing of Shares

9.   Pending Legal Proceedings . . . . . . . . . . .   Not Applicable

                                    PART B

                                                       Location in Statement of Additional
                                                       Information
                                                       -----------------------------------

10.  Cover Page. . . . . . . . . . . . . . . . . . .   Cover Page

11.  Table of Contents . . . . . . . . . . . . . . .   Cover Page

12.  General Information and History . . . . . . . .   General Information and History


13.  Investment Objective and Policies . . . . . . .   Investment Objective, Policies and Restrictions


14.  Management of the Fund. . . . . . . . . . . . .   Directors and Executive Officers

15.  Control Persons and Principal
     Holders of Securities . . . . . . . . . . . . .   Investment Advisory and Other Services;
                                                       Capital Stock

16.  Investment Advisory and Other Services. . . . .   Investment Advisory and Other Services

17.  Brokerage Allocation. . . . . . . . . . . . . .   Portfolio Transactions and Brokerage
                                                       Allocations

18.  Capital Stock and Other Securities. . . . . . .   Capital Stock

19.  Purchase, Redemption and Pricing
     of Securities Being Offered . . . . . . . . . .   Purchasing Shares; Determination of Net
                                                       Asset Value; Redemption

20.  Tax Status. . . . . . . . . . . . . . . . . . .   Taxation

21.  Underwriters. . . . . . . . . . . . . . . . . .   Investment Advisory and Other Services

22.  Calculation of Performance Data . . . . . . . .   Calculation of Performance Data

23.  Financial Statements. . . . . . . . . . . . . .   Financial Statements


                                        PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                              PARTNERS VALUE FUND
  ----------------------------------------------------------------------------

                                   SERIES OF
                              WEITZ PARTNERS, INC.

          1125 SOUTH 103 STREET, SUITE 600, OMAHA, NEBRASKA 68124-6008
                           402-391-1980  800-232-4161
                                FAX 402-391-2125
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  PARTNERS VALUE FUND (the "Fund"), is a series of Weitz Partners, Inc., a Nebraska corporation which is a no-load, open-end management investment company. The Fund, which is non-diversified, seeks to achieve its investment objective of capital appreciation primarily through its investment in equity securities and securities convertible into equity such as rights, warrants, convertible bonds and preferred stock, as well as bonds and other debt obligations of both corporate and governmental issuers. The Fund's investment strategy is based on the concept of "value investing." For further information see "Investment Objective & Policies" on page 8.

  Shares can be purchased directly without the payment of any sales charges by contacting the Fund. There are no "12b-1" fees, distribution fees or redemption fees.

  This Prospectus, which should be kept for future reference, sets forth concisely certain information an investor should know about the Fund before purchasing shares. More detailed information about the Fund can be found in the Statement of Additional Information which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information, dated the date of this Prospectus, is available without charge upon request by telephoning or writing the Fund at the address shown above.

PURCHASE OF SHARES OF THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        PROSPECTUS DATED APRIL 30, 1998

                     (This page left blank intentionally.)

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

Fund Expenses......................................................................          4
Financial Highlights...............................................................          5
Investment Management Information..................................................          8
  Investment Objective and Policies................................................          8
  Investment Securities............................................................          8
  Investment Restrictions..........................................................         10
  Investment Risks.................................................................         11
Purchasing Shares..................................................................         12
  Opening a Regular New Account....................................................         12
  Opening a Retirement Account.....................................................         12
  Purchasing Shares of the Fund....................................................         12
  Changing Your Address............................................................         13
  Confirmations and Shareholder Reports............................................         13
Redeeming Shares...................................................................         15
  Redemption Procedures............................................................         15
  Redemption Payments..............................................................         15
  Signature Guarantees.............................................................         16
  Other Redemption Information.....................................................         16
Exchanging Shares..................................................................         17
Pricing of Shares..................................................................         18
Dividends, Distributions and Taxes.................................................         19
Management.........................................................................         20
  Investment Adviser...............................................................         20
  Transfer Agent and Administrative Services.......................................         20
  Code of Ethics...................................................................         20
Additional Information.............................................................         21
  Organization and Capital Structure...............................................         21
  Performance Information..........................................................         21
  The Year 2000 Issue..............................................................         22
  Fund Distributor.................................................................         22
  Fund Custodian...................................................................         22
  Fund Auditor.....................................................................         22
  Fund Legal Counsel...............................................................         22

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 FUND EXPENSES

        The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the Fund.

SHAREHOLDER TRANSACTION EXPENSES

    Sales Load Imposed on Purchases                                              None
    Sales Load Imposed on Reinvested Dividends                                   None
    Deferred Sales Load                                                          None
    Redemption Fees                                                              None
    Exchange Fees                                                                None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

    Management Fees
      Investment Advisory Fee                                                   1.00%
    12b-1 Fees                                                                   None
    Other Expenses
      Administrative Fee*                                                        .12%
      All Other Expenses                                                         .12%
                                                                               ------
    Total Fund Operating Expenses                                               1.24%

EXAMPLE:
    Based on the "Total Fund Operating Expenses" set            1 Year  $  13
    forth above, you would pay the following expenses on       3 Years  $  40
    a $1,000 investment, assuming: (1) a 5% annual return;     5 Years  $  69
    and (2) redemption at the end of each time period.        10 Years  $ 151

               THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, THE
       PROJECTED OR ACTUAL PERFORMANCE OF THE FUND.

*Under the Administration Agreement, during the year ended December 31, 1997, the administrative fee was calculated as a monthly fee which represented the costs of providing administrative services to the Fund based upon the Administrator's reasonable allocation of expenses, not to exceed .25% of average daily net assets.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

        The following information provides selected data for a share of the Fund outstanding throughout the periods indicated. Information for the years ended December 31, 1996, and 1997 has been audited by McGladrey & Pullen, LLP, independent certified public accountants, whose report thereon, which is incorporated by reference, appears in the Fund's Annual Report. The information for periods prior to January 1, 1996, was audited by other certified public accountants.

                                                                  Years Ended December 31,
                                                    1997            1996            1995           1994**
                                               --------------  --------------  --------------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  11.524       $  10.384       $   8.275       $  10.000
                                               --------------  --------------  --------------  --------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

  Net investment income                                0.134           0.057           0.084           0.057
  Net gains or losses on securities (realized
    and unrealized)                                    4.326           1.933           3.108          (0.964 )
                                               --------------  --------------  --------------  --------------

  Total from investment operations                     4.460           1.990           3.192          (0.907 )
                                               --------------  --------------  --------------  --------------
LESS DISTRIBUTIONS

  Dividends from net investment income                    --          (0.061 )        (0.237 )            --
  Distributions from realized gains                   (0.531 )        (0.789 )        (0.846 )        (0.818 )
                                               --------------  --------------  --------------  --------------
  Total distributions                                 (0.531 )        (0.850 )        (1.083 )        (0.818 )
                                               --------------  --------------  --------------  --------------
NET ASSET VALUE, END OF PERIOD                 $      15.453   $      11.524   $      10.384   $       8.275
                                               --------------  --------------  --------------  --------------
                                               --------------  --------------  --------------  --------------

TOTAL RETURN                                           40.6%           19.2%           38.7%           -9.0%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period ($000)                     133,737          94,846          73,781          51,287

Ratio of expenses to average net assets                1.24%           1.23%           1.27%           1.29%

Ratio of net investment income to average net
 assets                                                1.11%           0.51%           0.82%           0.67%

Portfolio turnover rate                                  30%             37%             51%             33%

Average commission rate paid (per share)*      $      0.0504   $      0.0495             N/A             N/A

*Required by regulations issued in 1995.

**Fund commenced public offering of shares on January 1, 1994.

        The chart below depicts the change in the value of a $100,000 investment for the period since inception (June, 1983), through December 31, 1997, for Weitz Partners II - Limited Partnership, the predecessor to the Fund, (the "Predecessor Partnership") and the Fund as compared with the growth of the Standard & Poor's 500 Index during the same period. The Standard & Poor's 500 Index is an unmanaged index consisting of 500 companies. The information assumes reinvestment of dividends and capital gains distributions. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. The Fund's investment objectives and policies are substantially identical to those of the Predecessor Partnership and Wallace R. Weitz was the General Partner and portfolio manager for the Predecessor Partnership and is the portfolio manager for the Fund. The Predecessor Partnership was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Predecessor Partnership had been registered under the 1940 Act, the performance of the Predecessor Partnership may have been adversely affected. As indicated, $100,000 originally invested in the Predecessor Partnership on June 1, 1983, would have been valued at $1,018,501 on December 31, 1997, assuming reinvestment of dividends and capital gains.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        VALUE OF $100,000 INVESTMENT
     SINCE INCEPTION OF THE PREDECESSOR
                 PARTNERSHIP
                                                 PV VALUE     S&P VALUE
                                               OF $100,000   OF $100,000
05/31/83                                           $100,000      $100,000
06/30/83                                            100,190       103,891
07/31/83                                             99,719       100,824
08/31/83                                            101,614       102,330
09/30/83                                            107,426       103,742
10/31/83                                            108,876       102,541
11/30/83                                            111,718       104,703
12/31/83                                            109,900       104,154
01/31/84                                            114,703       103,572
02/29/84                                            109,759        99,926
03/31/84                                            111,680       101,655
04/30/84                                            112,238       102,618
05/31/84                                            109,690        96,942
06/30/84                                            111,566        99,052
07/31/84                                            110,238        97,822
08/31/84                                            120,104       108,281
09/30/84                                            122,650       108,553
10/31/84                                            123,840       109,068
11/30/84                                            125,054       107,845
12/31/84                                            125,835       110,685
01/31/85                                            131,649       119,307
02/28/85                                            138,192       120,760
03/31/85                                            146,290       120,838
04/30/85                                            145,910       120,729
05/31/85                                            151,980       127,703
06/30/85                                            155,065       129,702
07/31/85                                            157,267       129,511
08/31/85                                            157,644       128,397
09/30/85                                            158,527       124,379
10/31/85                                            169,656       130,122
11/30/85                                            178,580       139,046
12/31/85                                            177,051       145,771
01/31/86                                            177,582       146,584
02/28/86                                            189,054       157,532
03/31/86                                            197,788       166,326
04/30/86                                            195,573       164,452
05/31/86                                            199,465       173,193
06/30/86                                            199,804       176,125
07/31/86                                            194,769       166,280
08/31/86                                            198,528       178,610
09/30/86                                            195,729       163,836
10/31/86                                            199,174       173,290
11/30/86                                            199,313       177,501
12/31/86                                            196,704       172,963
01/31/87                                            206,598       196,252
02/28/87                                            210,813       203,998
03/31/87                                            216,041       209,883
04/30/87                                            212,390       208,018
05/31/87                                            212,857       209,813
06/30/87                                            215,113       220,407
07/31/87                                            220,233       231,571
08/31/87                                            223,735       240,203
09/30/87                                            224,205       234,936
10/31/87                                            205,372       184,374
11/30/87                                            202,024       169,207
12/31/87                                            205,162       182,107
01/31/88                                            211,768       189,761
02/29/88                                            216,639       198,563
03/31/88                                            217,224       192,437
04/30/88                                            220,243       194,565
05/31/88                                            221,498       196,219
06/30/88                                            226,482       205,216
07/31/88                                            228,339       204,434
08/31/88                                            228,248       197,499
09/30/88                                            232,653       205,903
10/31/88                                            234,165       211,632
11/30/88                                            232,315       208,604
12/31/88                                            235,730       212,239
01/31/89                                            244,971       227,737
02/28/89                                            245,951       222,072
03/31/89                                            251,239       227,245
04/30/89                                            262,796       239,031
05/31/89                                            264,820       248,660
06/30/89                                            269,084       247,259
07/31/89                                            278,233       269,563
08/31/89                                            281,711       274,811
09/30/89                                            284,951       273,690
10/31/89                                            280,620       267,342
11/30/89                                            281,237       272,768
12/31/89                                            283,585       279,307
01/31/90                                            268,016       260,566
02/28/90                                            270,401       263,942
03/31/90                                            270,158       270,930
04/30/90                                            269,239       264,180
05/31/90                                            282,082       289,876
06/30/90                                            283,267       287,921
07/31/90                                            278,253       287,000
08/31/90                                            263,033       261,085
09/30/90                                            254,879       248,396
10/31/90                                            244,174       247,344
11/30/90                                            257,481       263,296
12/31/90                                            265,719       270,624
01/31/91                                            282,698       282,379
02/28/91                                            297,907       302,544
03/31/91                                            304,580       309,862
04/30/91                                            308,205       310,597
05/31/91                                            317,050       323,944
06/30/91                                            306,492       309,113
07/31/91                                            314,338       323,508
08/31/91                                            320,185       330,713
09/30/91                                            325,372       325,175
10/31/91                                            326,836       329,536
11/30/91                                            317,064       316,290
12/31/91                                            340,385       352,400
01/31/92                                            344,368       345,840
02/29/92                                            349,534       350,313
03/31/92                                            349,884       343,506
04/30/92                                            351,144       353,578
05/31/92                                            355,077       355,301
06/30/92                                            356,107       350,015
07/31/92                                            359,882       364,302
08/31/92                                            352,972       356,855
09/30/92                                            357,914       361,047
10/31/92                                            354,550       362,286
11/30/92                                            378,730       374,583
12/31/92                                            391,786       379,177
01/31/93                                            403,383       382,344
02/28/93                                            411,088       387,549
03/31/93                                            418,652       395,719
04/30/93                                            407,181       386,154
05/31/93                                            420,089       396,448
06/30/93                                            430,087       397,604
07/31/93                                            437,054       396,002
08/31/93                                            465,200       410,990
09/30/93                                            461,525       407,836
10/31/93                                            477,540       416,266
11/30/93                                            470,854       412,311
12/31/93                                            481,897       417,294
01/31/94                                            487,776       431,467
02/28/94                                            468,693       419,763
03/31/94                                            445,899       401,486
04/30/94                                            447,778       406,638
05/31/94                                            461,030       413,288
06/30/94                                            450,573       403,163
07/31/94                                            460,018       416,391
08/31/94                                            471,439       433,428
09/30/94                                            458,042       422,844
10/31/94                                            462,716       432,310
11/30/94                                            444,211       416,581
12/31/94                                            438,388       422,746
01/31/95                                            453,910       433,700
02/28/95                                            473,035       450,582
03/31/95                                            477,273       463,855
04/30/95                                            487,074       477,504
05/31/95                                            509,272       496,545
06/30/95                                            530,728       508,068
07/31/95                                            550,806       524,906
08/31/95                                            574,487       526,216
09/30/95                                            585,718       548,410
10/31/95                                            575,970       546,450
11/30/95                                            601,664       570,411
12/31/95                                            607,860       581,397
01/31/96                                            634,319       601,161
02/29/96                                            647,783       606,747
03/31/96                                            645,207       612,589
04/30/96                                            649,714       621,610
05/31/96                                            661,948       637,611
06/30/96                                            668,914       640,039
07/31/96                                            628,581       611,775
08/31/96                                            654,865       624,695
09/30/96                                            678,456       659,822
10/31/96                                            680,798       678,013
11/30/96                                            715,453       729,214
12/31/96                                            724,288       714,767
01/31/97                                            750,497       759,396
02/28/97                                            770,295       765,354
03/31/97                                            737,047       733,965
04/30/97                                            745,175       777,743
05/31/97                                            819,389       825,060
06/30/97                                            844,105       862,002
07/31/97                                            892,680       930,569
08/31/97                                            882,200       878,474
09/30/97                                            940,728       926,555
10/31/97                                            960,237       895,646
11/30/97                                            963,862       937,070
12/31/97                                          1,018,501       953,150

                                                                       Average Annual Total Returns
                                                                                                     Since
                                                                                                   Inception
                                                             1 year      5 years     10 years    (June 1, 1983)
                                                            ---------  -----------  -----------  --------------
Partners Value Fund (and Predecessor Partnership)               40.6%       21.1%        17.4%          17.2%

Standard & Poor's 500 Index                                     33.4%       20.2%        18.0%          16.7%

        The investment strategy of Wallace R. Weitz & Company, the Fund's Investment Adviser (the "Adviser") is to buy stocks of well-managed, understandable, good businesses that are selling at significant discounts to the Adviser's appraisal of their enterprise values. This conservative, value-oriented approach often leads to under-performance (relative to the Standard & Poor's 500 Index) in very strong markets, as the Fund's price-sensitivity leads the Fund to sell early and to hold cash reserves rather than pay inflated prices for stocks.

        In 1997, in spite of cash reserves which averaged 10-20% of the portfolio, the Fund outperformed the S&P 500 Index. Primary contributors were cable television, cellular telephone, and financial services stocks. Cable stocks, in particular, entered 1997 at depressed levels, and various positive industry developments led to strong appreciation. The Fund has been relatively concentrated in financial, media, and communications stocks in the past several years, so Fund performance has not been very highly correlated on a day to day basis to returns on the S&P 500 Index. This concentration has generally worked in our favor, but the reverse could be true in the future. Investors should also note that concentration in these industries has occurred because these areas happened to appear most attractive at the time of purchase, but the Fund's portfolio might be focused on a very different group of stocks in the future.

        TOTAL RETURNS ARE BASED UPON PAST RESULTS AND ARE NOT A PREDICTION OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                       INVESTMENT MANAGEMENT INFORMATION

INVESTMENT OBJECTIVE & POLICIES

    The investment objective of the Fund is capital appreciation. The Fund seeks to achieve its objective through investment in equity securities (stocks). The Fund's investment strategy (which is called "value investing") is to (1) identify attractive businesses that we can understand and which have honest, competent management, (2) determine the price that an informed, rational buyer would pay for 100% of that business, and then (3) buy shares in the business if they are available at a significant discount to this "business value" or "private market value." The valuation process may focus on asset values, earning power, the intangible value of a company's "franchise," or a combination of these variables, depending on the type of business and other factors. Purchasing shares at a discount to value is intended to provide what Benjamin Graham called a "margin of safety." The margin of safety does not eliminate risk, but it is intended to reduce the likelihood of permanent loss of capital. Under-valued securities are, by definition, out of favor with investors, and there is no way to predict when the securities may return to favor. Thus, shareholders should invest in the Fund only if they intend to be patient, long-term investors.

    The Fund will be invested primarily in common stocks and securities which are convertible into common stocks, such as convertible bonds, preferred stocks, and warrants. The Fund may also invest in non-convertible securities which are deemed to be under-valued and which offer potential for capital gains. The Adviser does not intend to attempt to "time" the market, i.e. to sell a major portion of its equity investments in anticipation of a general decline in stock prices, but it may invest a portion (or all) of its assets in high quality United States Government, Government Agency, or other high quality, short-term securities and cash equivalents for temporary defensive purposes.

    This investment strategy is generally characterized by relatively long holding periods for stock positions and relatively low portfolio turnover. The total portfolio turnover rate of the Fund is shown in the Financial Highlights table on page 5 of this Prospectus. To the extent that a substantial portion of the Fund's total return over time is earned in the form of long-term capital gains, this type of investing may be more tax-efficient than a higher-turnover strategy. However, while tax consequences for shareholders may be a factor in investment decisions, tax-efficiency of the portfolio is not a primary consideration.

INVESTMENT SECURITIES

    As discussed above, the Fund invests primarily in common stocks and securities convertible into common stocks. Provided below is a brief description of certain investment practices and types of securities in which the Fund may invest. See the Statement of Additional Information for a more detailed discussion.

    CONVERTIBLE BONDS AND DEBENTURES are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate trends.

    COVERED CALL OPTIONS are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date. "Covered" options are those in which the option seller (the "writer") owns the underlying securities. The Fund may write covered call options to generate premium income which is considered by the Adviser to be an acceptable investment result. Writing covered call options may increase the Fund's income since it receives a payment (the "premium") for writing the option. To the extent that it writes covered call options, the Fund will forego any opportunity for appreciation in the underlying securities above the strike price during the term of the option. The underlying securities will be subject to certain deposit procedures and therefore unavailable for sale during the term of the option or until the Fund buys back the option to close out the transaction.

    U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. U.S. Government Securities may also include securities issued by U.S. Government instrumentalities and certain federal agencies which are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, such securities generally involve some type of federal sponsorship which may include the backing of the security by specific types of collateral, the support of the issuer's right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer, or the credit of the issuing government agency or instrumentality.

    CORPORATE DEBT SECURITIES acquired by the Fund, including convertible bonds and debentures, will normally be of investment grade or better (rated BBB or better by Standard & Poors and Baa or better by Moody's); however, the Fund may from time to time invest up to 5% of its net assets in lower rated corporate debt securities (i.e. "junk bonds") available in the secondary market. Such an investment will be made only if it appears likely to the Adviser that the investment will generate capital gains as a result of the issuer's merger, reorganization or anticipated favorable change of financial condition. Securities rated BBB/Baa are considered "investment grade" by the financial community, but are described by Standard & Poors and Moody's as "medium grade obligations" which have "speculative characteristics." Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. To the extent that such securities are downgraded after acquisition, the Investment Adviser will evaluate the risk of continuing to hold the securities or will prudently dispose of them. See Appendix A to the Statement of Additional Information for a description of ratings.

    BANK OBLIGATIONS include negotiable certificates of deposit and bankers' acceptances which evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate. Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other fixed income securities.

    COMMERCIAL PAPER consists of short-term unsecured promissory notes. The Fund will purchase only commercial paper rated Prime 1 by Moody's or A-1 by Standard & Poors, or if not rated, issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by Standard & Poors or Aa or better by Moody's. See Appendix A to the Statement of Additional Information for a description of ratings.

    FOREIGN SECURITIES purchased by the Fund must be listed on a principal foreign securities exchange or over-the-counter market, or be represented by American Depository Receipts which are listed on a domestic securities exchange or traded in the United States over-the-counter market. The Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. The Fund will not invest in forward foreign currency contracts. While the Fund does not intend to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 25% of the value of its total assets in the securities of foreign issuers and obligors.

    Investors should recognize that investments in foreign companies involve certain risks that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company. Some foreign stock markets may have substantially less trading activity than the American securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

    INVESTMENT COMPANY SECURITIES consist of the shares of other open or closed end investment companies registered under the 1940 Act. Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund. Investing in the shares of other registered investment companies indirectly results in the investor paying not only the advisory fee and related fees charged by the Fund, but also the advisory and related fees charged to the other investment companies. The Fund will only invest in investment company securities to the extent allowed by the fundamental investment restrictions for the Fund.

    SHORT SALES involve the sale of a security that the Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security. To the extent that the Fund engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction. In the event that the value of the security sold short increases in value rather than decreases, the Fund would suffer a loss when it purchases the security sold short. Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale. The Fund may also engage in short sales "against the box." A short sale "against the box" is a form of short sale in which the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. The segregation of cash or other securities is not required for short sales "against the box." In the event that the Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.

INVESTMENT RESTRICTIONS

    The Fund has adopted a number of investment restrictions set forth in the Statement of Additional Information. The Fund's investment objective described above and certain of the Fund's investment restrictions are fundamental policies which cannot be changed without a vote of a majority of the outstanding shares of the Fund. Certain nonfundamental investment restrictions have also been adopted by the Fund and are subject to change by the Board of Directors of the Fund without shareholder approval. The Fund's fundamental investment restrictions, among others, include the following:

    1. With respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of any one issuer (other than obligations issued, or guaranteed by, the United States of America, its agencies or instrumentalities); and

    2. The Fund may not invest more than 25% of its total assets, taken at market value at the time of a particular purchase, in securities of issuers in any one industry (other than obligations issued, or guaranteed by, the United States of America, its agencies or instrumentalities).

INVESTMENT RISKS

    You should be aware of the fact that an investment in the Fund involves certain risks. Prices of the securities in the Fund's portfolio will generally fluctuate daily depending on general market conditions. Therefore, the value of the Fund's shares will also fluctuate. Portions of the section titled "Investment Securities" discuss certain additional risks which could be present if the Fund acquires particular kinds of investments. Because the Fund is nondiversified, it may, with respect to 50% of its total assets, concentrate its investments by investing more than 5% of its total assets in the securities of any one issuer. As a result, its shares may be more susceptible to adverse changes in the value of the securities of a particular company. There is no assurance that the investment objectives of the Fund can be achieved, and the value of your investment upon redemption may be more or less than the purchase price.

--------------------------------------------------------------------------------
                               PURCHASING SHARES

OPENING A REGULAR NEW ACCOUNT

    You can open a new account by completing and signing a Purchase Application, enclosing a check made payable to WEITZ PARTNERS, INC. and mailing the application and check to:

        Weitz Partners, Inc.
        1125 South 103rd Street, Suite 600
        Omaha, NE 68124-6008

PLEASE NOTE THAT THE MINIMUM INVESTMENT REQUIRED TO OPEN A REGULAR ACCOUNT IS $100,000. SUBSEQUENT MINIMUM INVESTMENTS OF $5,000 MAY BE REQUIRED, SUBJECT TO CERTAIN EXCEPTIONS. The Fund reserves the right, in its sole discretion, to reject any order, to waive initial and subsequent investment minimums for new accounts, including such accounts opened by or for family members of existing shareholders, and to modify investment minimums from time to time. All purchase orders are subject to acceptance by authorized officers of the Fund and are not binding until so accepted.

OPENING A RETIREMENT ACCOUNT

    Certain individuals may be eligible to open an IRA (including a traditional or Roth IRA) or a SEP-IRA. In addition, existing IRA accounts and certain qualified pension and profit sharing plans can be rolled over or transferred into a new IRA account, which can be invested in shares of the Fund. You can request the IRA Application Kit which contains an explanation of IRAs, including certain tax considerations, by calling the Fund at 402-391-1980 or 800-232-4161. After reading the information included in the kit, complete the IRA application and the transfer form, if applicable, and mail it to the address shown above. IRA accounts are generally charged an annual maintenance fee.

    Monies deposited into other types of pension or profit sharing plans may also be invested in shares of the Fund. Although the Fund will endeavor to provide assistance to investors in such plans, it does not have forms of such plans for adoption and does not undertake to offer advice relating to the establishment of such plans or compliance with ongoing requirements for such plans. The investor should seek the guidance of a professional adviser before investing retirement monies in shares of the Fund.

    The minimum investment requirement for the purchase of the Fund's shares may be waived for purchases in retirement accounts.

PURCHASING SHARES OF THE FUND

    Purchases of Fund shares are not subject to any sales commissions or any other transaction fees. The price you pay for the shares you buy in the Fund will be the Fund's next-determined net asset value after the Fund receives your request, provided we receive your request prior to the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m., Central time). See "Pricing of Shares". The shares you are purchasing must be qualified for sale in your state of residence. You can purchase shares in the following manner:

    BY MAIL. To purchase additional shares in an existing account, send a check payable to Weitz Partners, Inc. together with the remittance stub which is the bottom portion of your most recent transaction statement to:

        Weitz Partners, Inc.
        1125 South 103rd Street, Suite 600
        Omaha, NE 68124-6008

If the remittance stub is not available, please indicate on your check or on a separate piece of paper the account name, your address and the account number. If the purchase is for a new account, include your completed Purchase Application as described above.

    BY WIRE.  To purchase shares with payment by bank wire:

    1. Call the Fund at 402-391-1980 or 800-232-4161 and furnish your account name, address and account number together with the amount being wired and the name of the wiring bank.

    2.  Instruct the bank to wire funds as follows:
        Norwest Bank Minnesota, N.A.
        Minneapolis, MN
        ABA #091000019
        Norwest Trust Clearing Mpls
        #0840245
        For credit to: Weitz Partners, Inc. 25308000
        For the Account of: Your Account Number and Name

THE FUND WILL NOT BE RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS IN THE BANK OR FEDERAL RESERVE WIRE SYSTEM. BANKS MAY IMPOSE A CHARGE FOR THE WIRE TRANSFER OF FUNDS.

    If you are purchasing shares by wire for a new account, a completed Purchase Application must be sent to the Fund at the address set forth above prior to your purchase. Wired funds are considered received on the day they are deposited in the Fund's account if they are deposited prior to the close of business on the New York Stock Exchange, usually 3:00 p.m. Central time. If received after the close of business of the exchange, shares will be purchased at the price determined on the following day. See "Pricing of Shares."

    BY AUTOMATIC INVESTMENT. At the time you open an account, you can choose to make automatic investments in Fund shares at regular intervals (on the 1st or the 15th day of the month or, if such day is not a business day, on the next following business day) by completing the Automatic Investment Plan section of the Purchase Application and sending a voided check from your bank account. You can add or cancel the automatic investment service or change the amount by sending a request in writing to the Fund.

    If your automatic investment transaction or check mailed for purchase of shares is returned by the bank, the Fund may hold you responsible for any costs to the Fund resulting from (i) fees charged to the Fund or (ii) a decline in the net asset value when the shares issued are canceled.

    Shares of the Fund may also be purchased through certain broker-dealers and other financial intermediaries that have entered into selling agreements or related arrangements with the Adviser. Investors may be charged a fee by such broker or financial intermediary if they effect transactions through such entity. The Adviser may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Fund and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing. Such payments are made out of the Adviser's own resources and do not involve additional costs to the Fund or their shareholders.

CHANGING YOUR ADDRESS

    You can change the address on your account by sending a written request to the Fund. The written request must be signed by all registered owners of the account and should include your account name(s), account number(s) and both the new and old addresses. To protect you and the Fund, redemptions from an account are not allowed if the written request to change an address has been received by the Fund within 24 hours of the redemption request.

CONFIRMATIONS AND SHAREHOLDER REPORTS

    Each time you purchase, redeem or exchange shares, you will receive a confirmation of the transaction from the Fund. At the end of each calendar quarter you will receive a statement which will include complete information on activity in your account during that quarter. At the end of each year your statement will include detailed information on all transactions for that year. You should save the year-end statement for tax purposes. In addition, the Fund provides quarterly shareholder reports which include a listing of the securities in the portfolio at the end of that quarter, together with a letter from the portfolio manager discussing, among other things, investment results for the quarter. The report for the period ending June 30 will also include unaudited financial statements. The annual report for the period ending December 31 will include the Fund's audited financial statements for the previous fiscal year.

    It is the Fund's practice to send a single copy of each quarterly report to a shareholder with multiple accounts (single, retirement, joint, etc.) if such accounts have the same tax identification number and the same address. A shareholder may request that additional copies of such report be sent by notifying the Fund.

--------------------------------------------------------------------------------
                                REDEEMING SHARES

REDEMPTION PROCEDURES

    The Fund will redeem your shares or any portion of your shares at any time if you request such a redemption in writing. Shares will be redeemed at the net asset value next determined after receipt of a redemption request in good order. See "Pricing of Shares". There are no fees for redeeming shares. You must, however, have a completed application on file with the Fund before a redemption request will be accepted. In addition, the Fund must have received payment for the shares being redeemed and may delay the redemption payment (normally not more than 15 days) until the purchase funds have cleared. Such delays can be avoided by purchasing shares with a certified or cashier's check or by wire transfer.

    A redemption request in good order can be sent by mail or facsimile transmission to:

        Weitz Partners, Inc.
        1125 South 103rd Street, Suite 600
        Omaha, NE 68124-6008
        Fax Number 402-391-2125

    A redemption request in good order should include the following information:

    1.  Your account name, account number and Fund name;

    2.  The amount of the transaction (specified in dollars or shares);

    3. The signatures of all owners exactly as they are registered on the account; if you are a corporate or trust shareholder, the signature must be by an authorized person with an indication of the capacity in which such person is signing;

    4.  A signature guarantee if required;

    5. Other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.

    You may call the Fund at 402-391-1980 or 800-232-4161 if you have questions about the requirements for redemption requests.

REDEMPTION PAYMENTS

    Payment for the shares redeemed will be made as soon as possible, but no later than seven days after the date of the Fund's receipt of your redemption request in good order. Payment will normally be made by check. Payment may also be made by wire transfer in accordance with wire transfer instructions provided in writing to the Fund accompanied by a signature guarantee. See "Signature Guarantees" below. The Fund reserves the right to require you to pay for the cost of transmitting the wire transfer. Your bank may also impose a charge to receive the wire transfer.

    A redemption of shares is treated as a sale for tax purposes which will generally result in a short-term or long-term capital gain or loss, depending on how long you have owned the shares.

SIGNATURE GUARANTEES

    The Fund reserves the right to require a signature guarantee on all redemptions. Signature guarantees WILL BE REQUIRED in the following circumstances:

    1. A redemption request which is payable to anyone other than the shareholder(s) of record;

    2. A redemption request which is to be mailed to an address other than the address of record;

    3. A redemption request which is payable to a bank account other than the bank account of record; and

    4.  Instructions to establish or change wire instructions.

    A SIGNATURE GUARANTEE MUST BE OBTAINED FROM AN INSTITUTION PARTICIPATING IN THE SECURITIES TRANSFER AGENT MEDALLION PROGRAM. SUCH INSTITUTIONS TYPICALLY INCLUDE COMMERCIAL BANKS THAT ARE FDIC MEMBERS, TRUST COMPANIES, AND MEMBER FIRMS OF A DOMESTIC STOCK EXCHANGE. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

OTHER REDEMPTION INFORMATION

    The Fund reserves the right to automatically redeem any account balance in cases where (i) the account balance falls below $500; or (ii) the shareholder has failed to provide the Fund a tax identification number. Shareholders will be notified in writing at least 60 days prior to the automatic redemption of their account. Such automatic redemptions will reduce unnecessary administrative expenses and, therefore, benefit the majority of shareholders.

    Redemption payments normally will be made wholly in cash. The Fund may, however, redeem its shares through the distribution of portfolio securities if and to the extent that redemptions by the same shareholder during any 90-day period exceed the lesser of (i) $250,000, or (ii) one percent of the net assets of the Fund at the beginning of the period. Shareholders whose shares are redeemed in kind may be subject to brokerage commissions or other transaction charges upon the resale of the distributed securities.

    The Fund may suspend redemption privileges or postpone payment at times when the New York Stock Exchange is closed for other than weekends or holidays, or under emergency circumstances as permitted by the U.S. Securities and Exchange Commission.

--------------------------------------------------------------------------------
                               EXCHANGING SHARES

    You can exchange shares of the Fund for shares of a portfolio of Weitz Series Fund, Inc. (a "Series Fund Portfolio"). EXCHANGES WILL ONLY BE MADE BETWEEN ACCOUNTS WITH IDENTICAL REGISTRATIONS. The ability to initiate such exchanges by telephone is automatically established on your account unless you request otherwise. You should be aware that although there are no sales commissions or other transaction fees related to exchanging shares, such an exchange involves the redemption of shares from the Fund and the purchase of shares of a Series Fund Portfolio and any gain or loss on the redemption will be reportable on your tax return. The price for the shares being exchanged will be the net asset value of the respective shares next determined after the Fund receives your exchange request. See "Pricing of Shares".

    You can request the exchange of shares by telephone or in writing in the following manner:

    1. If you do not currently have an account in Weitz Series Fund, Inc., request an application and prospectus for Weitz Series Fund, Inc. by calling 402-391-1980 or 800-232-4161. Read the prospectus, complete the application and return it to the Fund at the address set forth under the caption "Purchasing Shares". The shares being acquired must be qualified for sale in your state of residence.

    2. Provide the name of the Series Fund Portfolio, the account name, your address and account number and the dollar amount of shares to be exchanged.

    The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, which will include use of specific identifying information. When such procedures are followed, the Fund will not be liable for losses caused by following telephone instructions which are reasonably believed to be genuine. The Fund reserves the right to revise or terminate the telephone exchange privilege at any time.

    The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices. The Fund reserves the right at any time upon sixty days' prior notice to suspend, limit, modify or terminate exchange privileges in order to prevent transactions considered to be harmful to existing shareholders.

--------------------------------------------------------------------------------
                               PRICING OF SHARES

    The Fund's net asset value per share is determined once each day as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m., Central time) on days on which the New York Stock Exchange is open for business. Currently the New York Stock Exchange and the Fund are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

    The net asset value per share is determined by calculating the market value of all the Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding.

    In calculating net asset value of the Fund's shares:

    1. Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices;

    2. Securities not listed on an exchange are valued at the mean between the latest available and representative bid and asked prices;

    3. The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors; and

    4. The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund's Board of Directors.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund has qualified and intends to continue to qualify under Subchapter M of the Internal Revenue Code of 1986 as a "regulated investment company" in part by distributing substantially all of its net income and capital gains to its shareholders. As a result, the Fund should not incur any significant federal income tax liability. Should the Fund fail to distribute the required amounts, it would be subject to a non-deductible 4% excise tax on certain undistributed taxable income and realized capital gains.

    Dividends and distributions will be paid at such times as may be required to maintain the status of the Fund as a "regulated investment company." Certain dividends declared in December of a calendar year and payable to shareholders of record in such month but actually paid during January of the following year will be taxable to shareholders as though received on December 31st of the year in which such dividend was declared.

    Unless you have elected otherwise by checking the appropriate box on the Purchase Application either when you became a shareholder or by subsequently amending your Purchase Application, all income dividends and capital gains distributions will automatically be reinvested when paid in additional shares of the Fund. Cash payment of dividends and distributions, if requested, will generally be mailed within five days of the date such dividends and distributions are paid. Shareholders subject to federal income taxation must report dividends and distributions as income. Ordinary income distributions, such as distributions from net investment income and distribution of short-term capital gains, are taxable to shareholders as ordinary income whether received in cash or in additional shares. In addition, capital gains distributions, whether received in cash or in additional shares, are taxable as long-term capital gains regardless of how long you have owned shares of the Fund. A portion of the distributions paid by the Fund may qualify for the corporate dividends-received deduction.

    The information you will need in order to report the amount and type of dividends and distributions you receive on your tax return will be sent to you by the Fund early each calendar year.

    You should consider the tax implications of buying shares immediately prior to a distribution. If you purchase shares shortly before the record date for a distribution, you will pay a price for such shares that includes the value of the anticipated distribution and you will be taxed on the distribution when it is received even though the distribution represents a return of a portion of the purchase price.

    The Fund is required by the Internal Revenue Code of 1986 to withhold 31% of distributions, redemptions, exchanges and other payments made from your account if you have not complied with certain regulations of the Internal Revenue Service. In order to avoid this withholding requirement, you must certify on your Purchase Application that the Social Security Number or Taxpayer Identification Number you have provided to the Fund is correct and that either you are not currently subject to backup withholding or are exempt from backup withholding.

    For additional information relating to taxes, see "Taxation" in the Statement of Additional Information. You are advised to consult your own tax advisor for more detailed information concerning federal, state and local income taxation of Fund distributions as applied to your particular circumstances.

--------------------------------------------------------------------------------
                                   MANAGEMENT

INVESTMENT ADVISER

    The Fund's Investment Adviser is Wallace R. Weitz & Company, a Nebraska corporation formed in March, 1983 and wholly owned by Wallace R. Weitz. The Adviser provides investment advice to the Fund and is responsible for the overall management of the Fund's business affairs, subject to the supervision of the Fund's Board of Directors. Under the terms of an investment advisory contract, the Adviser receives a monthly fee equal to 1% per annum of the Fund's average daily net assets.

    The Fund pays all expenses directly attributable to it. The Adviser has agreed to reimburse the Fund or pay directly for a portion of the Fund's operating expenses to the extent of the advisory fee paid if the total of such expenses exceeds 1.50% of the Fund's annual average net assets.

    Wallace R. Weitz is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Weitz has been in the securities business since 1970, serving as an account executive and securities analyst with G.A. Saxton & Co., Inc. from 1970 to 1973 and with Chiles, Heider & Co., from 1973 to 1983. Mr. Weitz also provides investment advice to Weitz Series Fund, Inc., a registered investment company consisting of four separate portfolios. In addition, he manages an equity-oriented private investment partnership, an income private investment partnership and certain individual accounts.

TRANSFER AGENT AND ADMINISTRATIVE SERVICES

    Wallace R. Weitz & Company also serves as the Fund's Transfer Agent, Dividend Disbursing Agent and Administrator pursuant to the terms of an administration agreement. In this capacity it provides various administrative and compliance services to the Fund, including, among others, daily pricing of Fund shares, disbursing income dividends and capital gains distributions, maintaining shareholder accounts, shareholder servicing and monitoring compliance with recordkeeping and other regulatory requirements.

CODE OF ETHICS

    The Fund and Wallace R. Weitz & Company have each adopted a written Code of Ethics which, among other things, requires all employees to obtain preclearance before executing any personal securities transactions. In addition, employees are required to report their personal securities transactions at the end of each quarter. The Code of Ethics also restricts employees from executing personal trades in a security if there are any pending orders in that security by the Fund or other clients of Wallace R. Weitz & Company, restricts portfolio managers from executing personal trades in a security for a period seven days before and seven days after a transaction in that security by any fund managed by that portfolio manager, and prohibits employees from profiting from the purchase and sale of the same security within a period of 60 days. The Board of Directors of the Fund, which reviews the administration of the Code of Ethics on an annual basis, may impose penalties for violations of the Code of Ethics.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION

ORGANIZATION AND CAPITAL STRUCTURE

    Weitz Partners, Inc., a Nebraska corporation formed in July of 1993, is authorized to issue a total of one billion shares of common stock in series with a par value of $.00001 per share. The Board of Directors has authorized fifty million of these shares to be issued by the Fund. The Board of Directors may authorize additional shares in the Fund and, in addition, may authorize additional series of Weitz Partners, Inc. each with its own investment objectives, policies and restrictions. Upon receipt of payment for the shares, all issued and outstanding shares are fully paid, nonassessable, redeemable and fully transferable. All shares, which have no preemptive or conversion rights, have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share.

    On certain issues, such as the election of directors, all shares of Weitz Partners, Inc. vote together. If additional series were to be authorized by the Board of Directors, the shareholders of a particular series would vote separately on issues affecting only that particular series, such as the approval of a change in a fundamental investment restriction for that series.

    Annual shareholder meetings must be held only in certain specific situations required by the Investment Company Act of 1940 or if called by the shareholders pursuant to the Nebraska Business Corporation Act. Whether annual meetings will be held in the future when not specifically required will be at the discretion of the Board of Directors of the Fund.

PERFORMANCE INFORMATION

    The Fund may include its total return in advertisements or reports to shareholders or prospective investors. Total return is the percentage change in the net asset value of a Fund share over a given period of time, with dividends and distributions treated as reinvested. Performance of the Fund may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Cumulative total return is the actual total return of an investment in the Fund over a specific period of time and does not reflect how much the value of the investment may have fluctuated during the period of time indicated. Average annual total return is the annual compound total return of the Fund over a specific period of time that would have produced the cumulative total return over the same period if the Fund's performance had remained constant throughout the period.

    YOU SHOULD UNDERSTAND THAT ANY PERFORMANCE DATA PRESENTED REPRESENTS PAST PERFORMANCE OF THE FUND AND IS NOT INTENDED TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS WILL FLUCTUATE OVER A PERIOD OF TIME SO THAT YOUR SHARES IN THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    The Fund may compare its performance to that of certain widely managed stock indices including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lipper Growth and Income Fund Index and the NASDAQ and Value Line Composites. The Fund may also use comparative performance information compiled by entities that monitor the performance of mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.

THE YEAR 2000 ISSUE

    The Fund relies extensively on various computer systems in carrying out its business activities, including the computer systems employed by its service providers, such as Wallace R. Weitz & Company as the investment adviser, manager and shareholder servicing agent and Norwest Bank Minnesota, N.A., as the custodian (collectively, the "Service Providers"). In this connection, the Fund is aware of the so-called "Year 2000 Issue" which involves the potential problems that may be confronted by computer systems users the day after December 31, 1999, when computers using date-sensitive software must be able to properly identify the Year 2000 in their systems. In the event that a computer system fails to make the proper identification of the Year 2000, this could result in a system failure or miscalculations causing disruptions of operations such as pricing errors and account maintenance failures. The Fund is working with the Service Providers to take steps that are reasonably designed to address the Year 2000 Issue with respect to the computer systems relied upon by the Fund. The Fund has no reason to believe that these steps will not be sufficient to avoid any material adverse impact on the Fund, although there can be no assurance of this. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Fund and the Service Providers at this time, but could have a material adverse impact on the operations of the Fund and the Service Providers.

FUND DISTRIBUTOR

    The Fund is distributed by Weitz Securities, Inc., a Nebraska corporation which is affiliated with Wallace R. Weitz & Company, the Fund's investment adviser. Weitz Securities, Inc. is wholly owned by Wallace R. Weitz. Shares of the Fund are sold without any sales commissions or other transaction fees. Weitz Securities, Inc. pays any sales or promotional costs incurred in connection with the sale of the Fund's shares.

FUND CUSTODIAN

    Norwest Bank Minneapolis, N.A., Sixth and Marquette, Minneapolis, Minnesota 55479-0001, is the Custodian for the Fund.

FUND AUDITOR

    McGladrey & Pullen LLP, 555 Fifth Avenue, New York, New York 10017, is the independent certified public accountant and auditor for the Fund.

FUND LEGAL COUNSEL

    Dechert Price & Rhoads, 1775 Eye Street, Washington, D.C. 20006-2401 is the Fund's legal counsel.

                                               WEITZ PARTNERS, INC.

--------------------------------------------------------------------------------

                                                PARTNERS VALUE FUND

                     -----------------------------------------------------------

                     -----------------------------------------------------------

                                                    PROSPECTUS

                                                  APRIL 30, 1998

                           -------------------------
                           -------------------------

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the Distributor. This Prospectus does not constitute an offering by the Distributor in any state in which such offering may not lawfully be made.

                   ------------------------------------------
                   ------------------------------------------

                  ------------------------------------------

                              INVESTMENT ADVISER
                          WALLACE R. WEITZ & COMPANY
                         One Pacific Place, Suite 600
                            1125 South 103 Street
                          Omaha, Nebraska 68124-6008

                  ------------------------------------------

                                 Weitz Partners, Inc.

                         STATEMENT OF ADDITIONAL INFORMATION

                                    April 30, 1998


                                  Table of Contents

                                                                           Page
                                                                           ----


General Information and History. . . . . . . . . . . . . . . . . . . . . .    2
Investment Objective, Policies and Restrictions. . . . . . . . . . . . . .    2
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
Directors and Executive Officers . . . . . . . . . . . . . . . . . . . . .    9
Investment Advisory and Other Services . . . . . . . . . . . . . . . . . .   11
Portfolio Transactions and Brokerage Allocations . . . . . . . . . . . . .   13
Capital Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . .   16
Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
Calculation of Performance Data. . . . . . . . . . . . . . . . . . . . . .   18
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Appendix A - Ratings of Corporate
   Obligations and Commercial Paper. . . . . . . . . . . . . . . . . . . .  A-1


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus of the Partners Value Fund, dated April 30, 1998, and should be read in conjunction therewith. Copies of the Prospectus may be obtained from the Fund at 1125 South 103 Street, Suite 600, Omaha, Nebraska, 68124-6008.

                           GENERAL INFORMATION AND HISTORY

     The shares of Weitz Partners, Inc. (the "Company") are offered in series with each series designated as and representing a separate fund of investments with its own investment objectives, policies and restrictions. At the present time, only one series is authorized and is designated the Partners Value Fund (the "Fund").

     On December 31, 1993, the Fund succeeded to substantially all of the assets of Weitz Partners II-Limited Partnership (the "Partnership"), a Nebraska investment limited partnership, which was formed in May 1983. Wallace R. Weitz, the portfolio manager for the Fund, was the General Partner of the Partnership and managed its assets according to investment objectives and policies substantially identical to those of the Fund. The investment objective and policies of the Fund are set forth below.

     The Fund is a non-diversified investment management company as defined under the Investment Company Act of 1940 (the "1940 Act"). However, the Fund is a diversified investment management company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). See "Investment Objective, Policies and Restrictions" for the Fund below and see "Taxation".

     Certain of the investment restrictions set forth separately below for the Fund are considered fundamental policies and cannot be changed without the vote of a majority of the Fund's outstanding shares. "Majority," as used herein, means the lesser of (a) 67% or more of the Fund's outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Fund's outstanding shares.

               INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

SECURITIES AND OTHER INVESTMENT PRACTICES

     GENERAL The Fund's investment objective is capital appreciation. Ordinarily, the Fund will be principally invested in common stocks and other securities convertible to equity, such as rights, warrants, convertible bonds and preferred stock. However, the Fund has adopted a policy which permits Wallace R. Weitz & Company (the "Investment Adviser") to invest a portion or all of its assets in high quality nonconvertible preferred stock, high quality nonconvertible debt securities and high quality U.S. Government Securities or retain funds in cash or cash equivalents, such as money market mutual fund shares when the Investment Adviser believes that prevailing market or economic conditions warrant a temporary defensive investment position. U.S. Government Securities are securities issued or guaranteed by the U.S. Government and may include treasury bills, notes and bonds which are direct obligations of the U.S. Government and obligations of its agencies and instrumentalities. Obligations issued or guaranteed by U.S. Government agencies and instrumentalities include, for example, obligations of Federal Intermediate Credit Banks, Federal Home Loan Banks, the Federal National Mortgage Association (FNMA), the Federal Home Loan

Mortgage Corporation (FHLMC), the Government National Mortgage Association
(GNMA) and the Farmers Home Administration. Certain U.S. Government agency securities, such as those issued by GNMA, FNMA and FHLMC, are mortgage-related securities which represent an undivided ownership interest in a pool of mortgage loans. Ginnie Maes, securities issued by GNMA, are interests in pools of mortgage loans insured by the Federal Housing Administration. Ginnie Maes are backed by the full faith and credit of the United States Government. Fannie Maes and Freddie Macs are securities issued by FNMA and FHLMC, respectively. FNMA and FHLMC, which guarantee payment of principal and interest on Fannie Maes and Freddie Macs, are federally chartered corporations and act as governmental instrumentalities under authority granted by Congress. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the United States Government; however, their close relationship with the U.S. Government makes them high-quality securities with minimal credit risk.

     Most mortgage-related securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pool are paid off. The actual yield of such securities is influenced by the prepayment experience of the mortgage pool underlying the securities. In periods of declining interest rates, prepayments of the underlying mortgages tend to increase. If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Fund to reinvest such prepayment, presumably at a lower interest rate. Although, depending on the length of the mortgages in the pool, mortgage-related securities may have a stated maturity of up to forty years, prepayments on the underlying mortgages will make the effective maturity of the securities shorter. A security based on a pool of forty-year mortgages may have an average life as short as two years. The maturity of mortgage-related securities will be deemed to be the expected effective maturity of the securities.

     INDUSTRY CONCENTRATION Although the Fund will not concentrate its investments in any one industry, it reserves the right to invest up to 25% of the value of its net assets (at the time of purchase and after giving effect thereto) in the securities of companies principally engaged in a particular industry.

     CONVERTIBLE SECURITIES In addition to common and preferred stocks, the Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock. Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate trends.

     LOWER RATED CORPORATE DEBT SECURITIES   Convertible corporate debt
securities purchased by the Fund will primarily be of investment grade (e.g., Moody's Investors Service rating Aaa, Aa, A or Baa; Standard & Poor's Corporation rating AAA, AA, A or BBB), as evidenced by ratings of established rating agencies or similar criteria, however, the Fund may from time to time invest up to 5% of its net assets in lower rated corporate debt securities (i.e. "junk bonds") available in the secondary market. Such an investment will be made only if it would appear likely to the Investment Adviser that the investment will generate capital gains as a result of the issuer's merger, reorganization or anticipated favorable change of financial condition.

     The Fund's investment in "junk bonds", while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entails greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involves greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities. Because yields may vary over time, no specific level of income can ever be assured. In particular, securities rated lower than "Baa" by Moody's or "BBB" by S&P or comparable securities either rated by another rating organization or unrated (commonly known as "junk bonds") are considered speculative. These lower rated, higher yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities (which react primarily to fluctuations in the general level of interest rates), although these lower rated fixed income securities are also affected by changes in interest rates. In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated, high yielding fixed income securities will be paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Because of the nature of a portfolio of fixed income securities, the Fund may continue to earn the same level of interest income while its net asset value declines as a result of a market value decline of the bonds. This could result in an increase in the Fund's yield despite the actual loss of principal.

     The prices for lower rated bonds may also be affected by legislative and regulatory developments. Such legislation may depress the prices of outstanding lower rated, high yielding fixed income securities.

     Changes in the value of securities subsequent to their acquisition will not affect cash income but will be reflected in the net asset value of shares of the Fund. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Investment Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair market value to meet redemption requests or to respond to changes in the market. While the Investment Adviser will refer to ratings issued by established ratings agencies, it is not a policy of the Fund to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the independent and ongoing review by the Investment Adviser of credit quality. The Fund did not invest in any lower rated corporate debt securities during the fiscal year ended December 31, 1997. A complete description of the S&P and Moody's ratings of fixed income securities is attached as Appendix A.

     WARRANTS AND RIGHTS Warrants and rights are options to purchase common stock at a specified price for a specified period of time. Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock. If not sold or exercised before their expiration date they become valueless.

     INVESTMENT COMPANY SHARES The Fund may purchase securities of other investment companies subject to the restrictions of the 1940 Act. The Fund does not intend to purchase any such securities involving the payment of a front-end sales load, but may purchase shares of investment companies specializing in securities in which the Fund has a particular interest or shares of closed-end investment companies which frequently trade at a discount from their net asset value. Investing in the securities of other investment companies indirectly results in the investor paying not only fees of the Fund, but also fees of the other investment company.

     FOREIGN SECURITIES The Fund may purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States over-the-counter market. The Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment. The Fund will not invest in forward foreign currency contracts. While the Fund has no present intention to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 25% of the value of its total assets (at time of purchase, giving effect thereto) in the securities of foreign issuers and obligors.

     Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company. Some foreign stock markets may have substantially less trading activity than the American securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies. Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership. There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States. In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     RESTRICTED/ILLIQUID SECURITIES The Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer's securities and which, therefore, could not ordinarily be sold by the Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements. The Fund will not invest in any such restricted securities or illiquid securities which will cause the then aggregate value of all such securities to exceed 10% of the value of the Fund's total assets (at the time of investment, giving effect thereto). Restricted securities will be valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value. See "Pricing of Shares" in the Prospectus. The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable. The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

     COVERED CALL OPTIONS The Fund may write covered call options to generate premium income which, is considered by the Investment Adviser to be an acceptable investment result. Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date, normally within 270 days. "Covered" options are those in which the option seller (the "writer") owns the underlying securities. Writing covered call options may increase the Fund's income since it receives a payment (the "premium") for writing the option. To the extent that it writes covered call options, the Fund will forego any opportunity for appreciation in the underlying securities above the strike price during the term of the option, as the underlying securities will be subject to certain deposit procedures and, therefore, unavailable for sale. The Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by "closing out" the covered call, that is, purchasing an identical call in the open market. However, there is no assurance that such calls will always be available for purchase in the secondary market at a price which will produce the desired result. The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.

     BANK OBLIGATIONS include negotiable certificates of deposit and bankers' acceptances which evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate. Such obligations will be purchased from banks which have capital, surplus and undivided profits, as of the date of their most recently published financial statements, in excess of $100,000,000 and obligations of other banks and savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation ("FDIC"). Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other fixed income securities.

     COMMERCIAL PAPER consists of short-term unsecured promissory notes. The Fund will purchase only commercial paper rated Prime 1 by Moody's or A-1 by Standard & Poors, or if not rated, issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by Standard & Poors or Aa or better by Moody's. See Appendix A for a description of ratings.

     SHORT SALES, PUT AND CALL OPTIONS The Fund may engage in short sales and sell put and call options. Short sales involve the sale of a security that the Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security. To the extent that the Fund engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction. In the event that the value of the security sold short increases in value rather than decreases, the Fund would suffer a loss when it purchases the security sold short. Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the sort sale is greater than the original proceeds of the short sale. The Fund may also engage in short sales "against the box." A short sale "against the box" is a form of short sale in which the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. The segregation of cash or other securities is not required for short sales "against the box." In the event that the Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.

     Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the Fund could lose the entire cost of those puts and calls which expire worthless.

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Fund may not:

     1. Underwrite the securities of other issuers, except the Fund may acquire restricted securities under circumstances such that, if the securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

     3.   Purchase or sell commodities or commodity futures contracts.

     4. Issue any senior securities (as defined in the Investment Company Act of 1940, as amended) other than that as set forth below in restriction number 6.

     5. Make loans to other persons except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities; provided that the Fund may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities, subject to the 10% restriction applicable to the purchase of restricted or illiquid securities.

     6. Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any borrowing is made.

     7. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     8. Participate on a joint or joint and several basis in any securities trading account.

     9. Invest in companies for the purpose of exercising management or control.

     10. Invest more than 25% of the value of its net assets (at the time of purchase and after giving effect thereto) in the securities of any one industry.

     11. As to 50% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in securities of any one issuer (other than in Government Securities).

     12. Adopt any investment objective otherwise than as described under "Investment Objective" in the Prospectus.

PORTFOLIO TURNOVER


     The portfolio turnover rate for the Fund is the ratio of the lesser of annual purchases or sales of securities for the Fund to the average monthly value of such securities, not including short-term securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of securities for a particular year were equal to the average monthly value of the securities owned during such year. The portfolio turnover for the Fund for the periods ended December 31, 1997, and December 31, 1996, was 30% and 37%, respectively. The Fund is not expected to have a portfolio turnover rate in excess of 100%. The portfolio turnover rate will not be a limiting factor when management deems changes in the Fund's portfolio appropriate. The higher a portfolio's turnover rate, the higher will be its expenditures for brokerage commissions and related transaction costs.


                              PURCHASE OF SHARES

     See "Purchasing Shares" in the Prospectus for basic information on how to purchase shares of the Fund.

     To purchase shares, a shareholder should complete a Purchase Application and transfer funds for such purchase either by sending a check or a wire transfer to the Fund. The price paid for such shares will be the next determined net asset value after the Fund receives the application and payment for the shares. Net asset value of the Fund's shares is determined once each day at the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central time). If the completed order is received before such time, an order will be effective the same day and the investor will become a shareholder of record that day. If the order is received after such time, the investor will become a shareholder of record at the net asset value determined the following business day.

     When an investor purchases shares of the Fund, a shareholder's investment account is opened in his/her name on the books of the Fund. No certificates for shares are issued. A continuing permanent record of each shareholder's investment account is maintained by the Fund. After every transaction shareholders will receive a statement showing the details of the transaction and the number of shares held in the shareholder's investment account. Dividends and capital gains distributions will be invested in additional shares of the Fund, unless the shareholder has elected on the Purchase Application to receive such distributions in cash.

                      DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the officers and directors of the Company:


*Wallace R. Weitz          President, Wallace R. Weitz & Company, a
President, Treasurer       registered investment adviser, since July 1983;
and Director               President, Weitz Securities, Inc., a registered
Age: 49                    broker-dealer, since its inception in January
                           1986; President, Treasurer and Director of Weitz
                           Series Fund, Inc., a registered investment company, since 1990; President, Treasurer and Director, Weitz Value Fund, Inc., a registered investment company, January 1986 until March
                           1990; previously employed as account executive and financial analyst for Chiles, Heider & Co., Inc. (1973-1983) and G. A. Saxton & Co., Inc.
                           (1970-1973); Chartered Financial Analyst and 1970 graduate of Carleton College with degree in economics.

John W. Hancock            Partner, Hancock & Dana (certified  public
Director                   accountants) since its inception in 1985;
Age: 50                    Director, Weitz Series Fund, Inc., since 1990;
                           Director, Weitz Value Fund, Inc., January 1986 until March 1990; Vice President, Wallace R.
                           Weitz & Company, July 1988 until December 1988;
                           Senior Tax Manager, Peat, Marwick, Mitchell &
                           Co., Omaha, Nebraska, from 1978 to 1985.

*Thomas  R. Pansing, Jr.   Partner, Gaines, Mullen, Pansing, Hogan,
Director                   attorneys, since 1973; Director, Weitz Series
Age: 53                    Fund, Inc., since 1990; Director, Weitz Value
                           Fund, Inc., January 1986 until March 1990.

Richard D. Holland         Prior to his retirement in 1984, Mr. Holland was
Director                   Vice Chairman, Rollheiser, Holland & Kahler
Age: 77                    (1979-1984) (advertising) and President of
                           Holland, Dreves & Reilly (1954-1979)
                           (advertising); Director, Weitz Series Fund, Inc.
                           since June, 1995.

Delmer L. Toebben          President, Curzon Advertising & Display, Inc.
Director                   since 1977; Director, Weitz Series Fund, Inc.
Age: 67                    since July of 1996.

Lorraine  Chang            Independent Consultant (organizational change
Director                   strategies-government and non-profit
Age: 47                    organizations) since 1995; Associate Assistant
                           Secretary, United States Department of Labor
                           (1993-1995); General Manager, Union Pacific
                           Railroad (1987-1993); Law Department Union
                           Pacific Railroad (1980-1987); Director, Weitz
                           Series Fund, Inc. since June, 1997.

Mary K. Beerling           Vice President, Wallace R. Weitz & Company since
Vice President and         July 1994; Vice President, Weitz Securities,
Secretary                  Inc., since July 1994; Vice President  and
Age: 57                    Secretary, Weitz Series Fund, Inc., since July
                           1994; Partner, Kutak Rock, attorneys, from 1989 to 1994.

Linda L. Lawson            Vice President, Wallace R. Weitz & Company since
Vice President             June, 1992; Vice President of Weitz Series Fund,
Age: 44                    Inc., since 1992; Manager, Marketing Financial
                           Management, Mutual of Omaha, Omaha, NE, 1988-
                           1992; Assistant Treasurer, Farm Credit Banks,
                           Omaha, NE, 1983-1988. Ms. Lawson is the sister of Richard F. Lawson.

Richard F. Lawson          Vice President, Wallace R. Weitz & Company since
Vice President and         December 1992 and a financial analyst since
Assistant  Secretary       January 1991; Portfolio Manager, Hickory
Age: 40                    Portfolio of Weitz Series Fund, Inc. since 1992;
                           Vice President, Weitz Securities, Inc. since
                           March 1995; management consultant, Temple, Barker
                           & Sloane, Inc., July, 1984-September, 1989.  Mr.
                           Lawson is the brother of Linda L. Lawson.



     *Mr. Weitz and Mr. Pansing are "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Company and the Investment Adviser. The mailing address of all officers and directors of the Company is 1125 South 103 Street, Suite 600, Omaha, Nebraska 68124-6008.

     COMPENSATION TABLE The table below sets forth certain information with respect to compensation of all directors of the Company for the fiscal year ended December 31, 1997. Under the Advisory Agreement remuneration of officers is paid by the Investment Adviser.



                                       COMPENSATION TABLE

                                                           Total Compensation
                                       Aggregate            from Company and
          Name of                  Compensation from     Weitz Series Fund, Inc.
     Person, Position                 the Company          Paid to Directors
     ----------------              -----------------     -----------------------
Lorraine Chang, Director (1)            $  600                   $3,000

John W. Hancock, Director                1,440                    6,600

Richard D. Holland, Director             1,440                    6,600

Thomas R. Pansing, Jr., Director         1,200                    6,000

Delmer L. Toebben, Director              1,000                    5,000

Wallace R. Weitz, Director (2)               0                        0




(1) Ms. Chang became a member of the Board of Directors June 2, 1997.

(2) As a director who is also an officer of the Investment Adviser, Mr. Weitz received no compensation for his service as a director.

     MANAGEMENT OF THE INVESTMENT ADVISER Mr. Weitz is president, treasurer, a director and sole shareholder of the Investment Adviser. He intends to devote substantially all of his time to the business of the Investment Adviser.

                        INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

     The investment adviser and administrator for the Fund is Wallace R. Weitz & Company. The Investment Adviser acts pursuant to a written agreement which will be periodically approved by the directors or the shareholders of the Fund. Weitz Securities, Inc. acts as the Fund's distributor ("Distributor"). The address for the Adviser and Distributor is 1125 South 103 Street, Suite 600, Omaha, Nebraska, 68124-6008.

CONTROL OF THE ADVISER AND THE DISTRIBUTOR

     The Adviser and Distributor are wholly owned by Wallace R. Weitz.

THE INVESTMENT ADVISORY AGREEMENT


     The Investment Adviser and the Fund have entered into a Management and Investment Advisory Agreement ("Advisory Agreement") last approved by the Board of Directors of the Company on February 10, 1998.

     The Advisory Agreement terminates automatically in the event of assignment. In addition, the Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Investment Adviser, or by the Adviser, on not more than 60 days' written notice to the Company. Unless sooner terminated, the Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.


     Pursuant to the Advisory Agreement, the Company pays to the Adviser, on a monthly basis, an annual advisory fee equal to 1% of the Fund's average daily net assets. The total amount of advisory fees paid to the Investment Adviser for the fiscal years ended December 31, 1997, 1996 and 1995 was $1,124,589, $862,790, and $642,570, respectively.


     Under the Advisory Agreement, the Investment Adviser is responsible for selecting the Fund's securities. The Investment Adviser will also provide certain management and certain other personnel to the Company. The Distributor, Weitz Securities, Inc., in its capacity of principal underwriter, will bear any sales or promotional costs incurred in connection with the sale of the Fund's shares.

     The Fund will pay all expenses of operations not specifically assumed by the Investment Adviser. These will include, without limitation: custodian, administrative, transfer agent and shareholder recordkeeping charges; charges for the services of legal counsel and independent public accountants; compensation of directors other than those directors who are also officers of the Investment Adviser and expenses incurred by them in connection with their services to the Fund; expenses of printing and distributing to shareholders notices, proxy solicitation material, prospectuses and reports; brokers' commissions; taxes; interest; payment of premiums for certain insurance carried by the Fund, and expenses of complying with federal, state and other laws. Such expenses will be charged to the Fund.

     The Advisory Agreement provides that neither the Investment Adviser nor any of its officers or directors, agents or employees will have any liability to the Company or its shareholders for any error of judgment, mistake of law or any loss arising out of any investments, or for any other act or omission in the performance of its duties as Investment Adviser under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations under the Advisory Agreement. The Investment Adviser has contractually retained all rights to the use of the name "Weitz" by the Company. In the event the Company entered into an agreement with another investment adviser the Company could be required to change its corporate name.

     The Adviser has voluntarily agreed to reimburse the Fund to the extent of the advisory fee paid, to the extent that expenses, excluding interest, taxes and brokerage commissions, exceed 1.50% annually of its average daily net assets.


THE ADMINISTRATOR

     The Investment Adviser has also been engaged as the Fund's Administrator under an Administration Agreement. Under this Agreement effective March 1, 1998, the Fund will pay a monthly fee equal, on an annual basis, to .150% of average daily net assets, but not less than $25,000 per year. Prior to this date the Fund paid a monthly fee based upon the costs to the Administrator of providing services to the Fund based upon the Administrator's reasonable allocation of expenses, but not to exceed .25% of the average daily net assets of the Fund. Services provided under the Administration Agreement include, without limitation, customary services related to fund accounting, record keeping, compliance, registration, transfer agent and dividend disbursing. The average administrative fee for the fiscal year ended December 31, 1997 was .12%. The total amount of fees paid under the Administration Agreement for the fiscal years ended December 31, 1997, 1996 and 1995 was $126,978, $99,953, and $79,655,
respectively.


THE DISTRIBUTOR

     The Distributor offers shares of the Fund on a continuous basis without compensation from the Fund.

OTHER SERVICES

     The Fund's custodian is Norwest Bank Minnesota, N.A., Minneapolis, Minnesota. The Fund's accountant is McGladrey & Pullen, LLP, New York, New York. The Fund's legal counsel is Dechert Price & Rhoads, Washington, DC.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

     The Investment Adviser furnishes advice and recommendations with respect to the Fund's investment decisions and, subject to the instructions of the Board of Directors of the Company, determines the broker to be used in each specific transaction. Principal market makers will be used for the execution of transactions of unlisted securities unless it has been determined that better price and execution are available elsewhere.

     The Investment Adviser attempts to obtain from brokers the most favorable price and execution available. In determining the most favorable price and execution all factors relevant to the Fund's best interest are considered, including, for example, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Subject to these considerations, the Investment Adviser may place orders for the purchase or sale of Fund securities with brokers or dealers who have provided research, statistical or other financial information.

     Because of such factors, most of which are subject to the best judgment of the Investment Adviser, the Investment Adviser may pay a broker which provides brokerage and research services to the Fund an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, provided that the Investment Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by the broker effecting the transactions, viewed in terms of either that particular transaction or the ability to execute possibly difficult transactions in the future. Such research services furnished by brokers through whom the Adviser effects securities transactions are used by the Adviser in servicing all of its accounts and are not used exclusively with respect to transactions for the Fund.

     Brokerage and research services, as provided in Section 28(e)(3) of the Securities Exchange Act of 1934, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).


     During the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid $246,365, $242,786, and $162,891, respectively in brokerage commissions for securities transactions in the Fund. $210,163 or approximately 85% of the total commissions paid during the fiscal year ended December 31, 1997, were paid to firms that provided research services to the Investment Adviser.


OPTION TRADING LIMITS

     The writing by the Company of options on securities is subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which one Fund may write may be affected by other investment advisory clients of the Adviser. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions. The Adviser believes it is unlikely that the level of option trading by the Company will exceed applicable limitations.

                                    CAPITAL STOCK


     On March 31, 1998, the Fund had 9,875,668 shares of its common stock outstanding. As of that date the directors and officers of the Fund collectively owned 292,771 shares which represented approximately 3% of the outstanding shares of Fund. Also as of that date the following persons owned 5% or more of the Fund:




     Name and Address                No. of Shares     Percentage Ownership
     ----------------                -------------     --------------------
     Marguerite Scribante            616,944                  6.2%
     10030 Fieldcrest Drive
     Omaha, Nebraska 68114

     Hawkins Construction Company    498,402                  5.0%
     PO Box 9008
     Omaha, NE  68109



ORGANIZATION AND CAPITAL STRUCTURE

     The Company is authorized to issue a total of one billion shares of common
stock in series with a par value of $.00001 per share.   Fifty million of these
shares have been authorized by the Board of Directors to be issued in the series designated the Partners Value Fund. The Board of Directors may authorize additional shares in series without shareholder approval.

     All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

     Each share of a Fund has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the shares. On some issues, such as the election of directors, all shares of the Fund vote together as one series. Cumulative voting is authorized. This means that in a vote for the election of directors, shareholders may multiply the number of shares they own by the number of directors and then allocate such votes to one or more directors, thereby allowing for the possibility that a shareholder may be able to elect a director even though they do not have the majority of the outstanding
shares.   In the event that the Company authorizes additional series of shares of the Company as separate funds, on issues affecting only a particular fund, the shares of the affected fund vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund.

     The Board of Directors of the Company is responsible for managing the business and affairs of the Company. The Board currently consists of six members and exercises all of the rights and responsibilities required by, or made available under, Nebraska corporate law. Pursuant to the Investment Advisory Agreement, the Investment Adviser provides the Fund with continuous investment advice and is responsible for the overall management of the Company's business affairs, subject to supervision of the Company's Board of Directors. See "Investment Advisory and Other Services" above.

SHAREHOLDER MEETINGS

     It is possible that the Fund will not hold annual or periodically scheduled regular meetings of shareholders. Annual meetings of shareholders will not be held unless called by the shareholders pursuant to the Nebraska Business Corporation Act or unless required by the Investment Company Act of 1940 and the rules and regulations promulgated thereunder or otherwise at the direction of the Board of Directors of the Fund. Special meetings of the shareholders may be held, however, at any time and for any purpose, if called by (i) the Chairman of the Board, the President and two or more directors, (ii) by one or more shareholders holding ten percent or more of the shares entitled to vote on matters presented to the meeting, or (iii) if the annual meeting is not held within any thirteen month period, the local district court, upon application of any shareholder, may summarily order that such meeting be held. In addition, the Investment Company Act of 1940 requires a shareholder vote for all amendments to fundamental investment policies and investment advisory contracts.


                           DETERMINATION OF NET ASSET VALUE

     The method for determining the public offering price of the Fund shares is described in the Prospectus in the text under the captions "Pricing of Shares." The net asset value of the Fund's shares is determined each day that the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no shares are tendered for redemption and no order for shares is received. Currently the New York Stock Exchange and the Fund are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     The Fund's securities fluctuate in value, and hence, the net asset value per share of the Fund also fluctuates. On December 31, 1997, the net asset value per share for the Fund was calculated as follows:


        Net Assets (133,737,054)                            Net Asset Value per
                                             =
     Shares Outstanding (8,654,541)                           Share ($15.453)


                                      REDEMPTION

     Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

                                       TAXATION

     The Company intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended "("the Code"), so as to be relieved of federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. The Code also requires a regulated investment company to diversify its holdings. This means that a Fund must have at least 50% of its total assets in cash and cash items and other securities and as to the securities held, the entire amount of the securities of any one issuer owned by a Fund may not exceed 5% of the value of 50% of the Fund's assets. Additionally, the Fund may not invest more than 25% of its total assets in the securities of any one issuer. This diversification test is in contrast to the diversification test under the 1940 Act which restricts a fund's investment in any one issuer to 5% as to 75% of the fund's assets and 25% of a fund's total assets. The Partners Value Fund is non-diversified under the 1940 Act, but is diversified under the Code. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which the Fund could buy or sell futures contracts and options may be limited by this requirement.

     The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

     Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, the Company may be required to withhold federal income tax at the current rate ("backup withholding") from all dividend, capital gain and/or redemption payments to such shareholder. Dividends and capital gain distributions may also be subject to backup withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to backup withholding or is exempt from back-up withholding. These certifications are contained in the purchase application enclosed with the Prospectus.

                           CALCULATION OF PERFORMANCE DATA

     The Fund may include its total return in advertisements or reports to shareholders or prospective investors. Total return is the percentage change in the net asset value of a Fund share over a given period of time, with dividends and distributions treated as reinvested. Performance of the Fund may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Cumulative total return is the actual total return of an investment in the Fund over a specific period of time and does not reflect how much the value of the investment may have fluctuated during the period of time indicated. Average annual total return is the annual compound total return of the Fund over a specific period of time that would have produced the cumulative total return over the same period if the Fund's performance had remained constant throughout the period.

     YOU SHOULD UNDERSTAND THAT ANY PERFORMANCE DATA PRESENTED REPRESENTS PAST PERFORMANCE OF THE FUND AND IS NOT INTENDED TO BE REPRESENTATIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS WILL FLUCTUATE OVER A PERIOD OF TIME SO THAT YOUR SHARES IN THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     The Fund may compare its performance to that of certain widely managed stock indices including the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Lipper Growth and Income Fund Index and the NASDAQ and Value Line Composites. The Fund may also use comparative performance information compiled by entities that monitor the performance of mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.


     The Fund succeeded to substantially all of the assets of Weitz Partners II-Limited Partnership, a Nebraska investment limited partnership (the "Predecessor Partnership") as of December 31, 1993. The Fund's investment objectives and policies are substantially identical to those of the Predecessor Partnership and Wallace R. Weitz was the General Partner and portfolio manager for the Predecessor Partnership and is the portfolio manager for the Fund. The average annual total return for the Fund and the Predecessor Partnership for the one, five and ten year periods ended December 31, 1997, and for the period from inception (June 1, 1983) to December 31, 1997, was 40.6%, 21.1%, 17.4% and
17.2%, respectively. Cumulative total return for the Fund and the Predecessor Partnership from inception (June 1, 1983) to December 31, 1997, was 918.5%. The Predecessor Partnership was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Predecessor Partnership had been registered under the 1940 Act, the performance of the Predecessor Partnership may have been adversely affected.


                                 FINANCIAL STATEMENTS


     The audited statements and notes included in the Fund's Annual Report for the period ended December 31, 1997, and filed with the Securities and Exchange Commission February 11, 1998, are
incorporated herein by reference.   An additional copy of such Annual Report may
be obtained without charge by request to the Fund at its address or phone number shown on the cover page of this Statement of Additional Information.

                                      APPENDIX A

                RATINGS OF CORPORATE OBLIGATIONS AND COMMERCIAL PAPER

                           RATINGS OF CORPORATE OBLIGATIONS

MOODY'S INVESTORS SERVICE, INC.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal and interest.

     Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

     Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A-1 and Baa-1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

STANDARD & POOR'S CORPORATION

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculation characteristics.

     BB--B--CCC-CC: Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                               COMMERCIAL PAPER RATINGS

STANDARD & POOR'S CORPORATION

     Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-l" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

MOODY'S INVESTORS SERVICE, INC.

     Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

               Prime-1   Superior capacity for repayment
               Prime-2   Strong capacity for repayment
               Prime-3   Acceptable capacity for repayment

                                        PART C

                                  OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS
     (a)  Financial Statements

          (1)  Included in Part A:  Financial Highlights

          (2)  Incorporated by reference in Part B:

               A.   Weitz Partners, Inc. - Partners Value Fund
                    Accountant's Report dated January 20, 1998.
                    Statement of Assets and Liabilities.
                    Statement of Operations.
                    Statements of Changes in Net Assets.
                    Financial Highlights.
                    Notes to Financial Statements.

     (b)  Exhibits


          EXHIBIT NO.         DESCRIPTION

               1.        Articles of Incorporation

             **2.        Amended and Restated Bylaws

             **5.        Management and Investment Advisory Agreement-Partners
                         Value Fund

               6.        Distribution Agreement

               8.        Custodian Agreement

             **9.        Amended and Restated Administration Agreement

              10. Opinion and Consent of Messrs. Cline, Williams, Wright, Johnson & Oldfather

              11.        Consent of McGladrey & Pullen, LLP

               13.       Subscription Agreement of Wallace R. Weitz

              *14.       Prototype Individual Retirement Account

               16.       Schedule of Computation for Performance Quotations

               27.       Financial Data Schedule

* Incorporated by reference to Fund's Post-Effective Amendment No. 3 on Form N-1A filed April 19, 1996.
** Incorporated by reference to Fund's Post Effective Amendment No. 4 on Form N-1A filed April 30, 1997.


Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None

Item 26.  NUMBER OF HOLDERS OF SECURITIES

     TITLE OF CLASS           NUMBER OF RECORD HOLDERS


     Partners Value Fund      432 as of March 31, 1998


Item 27.  INDEMNIFICATION

     Section 21-2004(15) of the Nebraska Business Corporation Act allows indemnification of officers and directors of the Registrant under circumstances set forth therein. The Registrant has made such indemnification mandatory. Reference is made to Article 8.d. of the Articles of Incorporation (Exhibit 1),
Article XIII of the Bylaws of Registrant (Exhibit 2).

     The general effect of such provisions is to require indemnification of persons who are in an official capacity with the corporation against judgments, penalties, fines and reasonable expenses including attorneys' fees incurred by said person if: (1) the person has not been indemnified by another organization for the same judgments, penalties, fines and expenses for the same acts or omissions; (2) the person acted in good faith; (3) the person received no improper personal benefit; (4) in the case of a criminal proceeding, the person had no reasonable cause to believe the conduct was unlawful; and (5) in the case of directors and officers and employees of the corporation, such persons reasonably believed that the conduct was in the best interests of the corporation, or in the case of directors, officers, or employees serving at the request of the corporation for another organization, such person reasonably believed that the conduct was not opposed to the best interests of the corporation. A corporation is permitted to maintain insurance on behalf of any officer, director, employee or agent of the corporation, or any person serving as such at the request of the corporation, against any liability of such person.

     Nevertheless, Article 8.d. of the Articles of Incorporation prohibits any indemnification which would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended and Article XIII of the Fund's Bylaws prohibit any indemnification inconsistent with the guidelines set forth in Investment Company Act Releases No. 7221 (June 9, 1972) and No. 11330 (September 2, 1980). Such Releases prohibit indemnification in cases involving willful misfeasance, bad faith, gross negligence and reckless disregard of duty and establish procedures for the determination of entitlement to indemnification and expense advances.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


     In addition to the indemnification provisions contained in the Registrant's Articles and Bylaws, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Administration Agreement and Custodian Agreement. Finally, the Registrant has also included in its Articles of Incorporation (See Article X of the Articles of Incorporation (Exhibit 1)) a provision which eliminates the liability of outside directors to monetary damages for breach of fiduciary duty of such directors. Pursuant to Neb. Rev. Stat. Section 21-2035(2), such limitation of liability does not eliminate or limit liability of such directors for any act or omission not in good faith which involves intentional misconduct or a knowing violation of law, any transaction from which such director derived an improper direct or indirect financial benefit, for paying a dividend or approving a stock repurchase which was in violation of the Nebraska Business Corporation Act and for any act or omission which violates a declaratory or injunctive order obtained by the Registrant or its shareholders.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER



                                                       Principal Occupations
                        Positions with                   (Present and for
          Name             Advisor                        Past Two Years)
          ----             -------                        ---------------

Wallace R. Weitz        President, Treasurer      See caption "Management" in
                        and Director              the Statement of Additional
                                                  Information forming a part of
                                                  this Registration Statement

Barbara Weitz           Secretary and             Faculty Member, University of
                        Director                  Nebraska at Omaha since 1986.

Mary  K. Beerling       Vice President and        See caption "Management" in
                        Assistant Secretary       the Statement of Additional
                                                  Information forming a part of
                                                  this Registration Statement

Linda L. Lawson         Vice President            See caption "Management in the
                                                  Statement of Additional
                                                  Information forming a part of
                                                  this Registration Statement

Richard F. Lawson       Vice President            See caption "Management in the
                                                  Statement of Additional
                                                  Information forming a part of
                                                  this Registration Statement



Item 29.  PRINCIPAL UNDERWRITERS

     (a) The Distributor is also the principal underwiter and distributor of Weitz Series Fund, Inc., a registered investment management company also advised by Wallace R. Weitz & Company.

     (b)

                                Positions and             Positions and
     Name and Principal          Offices with             Offices with
      Business Address           Underwriter              Registrant
      ----------------           -----------              ----------

   Wallace R. Weitz          President,              President, Treasurer,
   Suite 600                 Treasurer               and Director
   1125 South 103 Street     and Director
   Omaha, NE 68124-6008

   Mary K. Beerling                                  Vice President and
   Suite 600                 Vice President          Secretary
   1125 South 103 Street     and Secretary
   Omaha, NE 68124-6008

   Richard F. Lawson
   Suite 600                 Vice President,         Vice President
   1125 South 103 Street     Director
   Omaha, NE  68124-6008

     (c)  Not applicable.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

     All required accounts, books and records will be maintained by Wallace R. Weitz & Company, Suite 600, 1125 South 103 Street, Omaha, Nebraska 68124-6008.

Item 31.  MANAGEMENT SERVICES

     Not applicable.

Item 32.  UNDERTAKINGS

     The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors, if requested to do so by at least 10% of the Registrant's outstanding shares and in so doing assist in communications with shareholders consistent with the requirement of
Section 16(c) of the Investment Company Act of 1940.

                                      SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on the 30th day of April, 1998. By execution hereof, the undersigned hereby certifies that this Port-Effective Amendment meets all the requirements for effectiveness under Rule 485(b) of the Securities Act of 1933.



                                       WEITZ PARTNERS, INC.


                                       By:        /s/ WALLACE R. WEITZ
                                          -------------------------------------
                                               Wallace R. Weitz, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on April 30, 1998:

          SIGNATURE                       TITLE

    /s/ WALLACE R. WEITZ           President, Principal Executive Officer,
-------------------------------      Principal Financial and Accounting Officer
        Wallace R. Weitz             and Director


    /s/ DELMER L. TOEBBEN     *    Director
-------------------------------              by   /s/ WALLACE R. WEITZ
        Delmer L. Toebben                      ----------------------------
                                                      Wallace R. Weitz
                                                      Attorney-in-Fact
    /s/ JOHN W. HANCOCK       *    Director
-------------------------------
       John W. Hancock


 /s/ THOMAS R. PANSING, JR.   *    Director
-------------------------------
     Thomas R. Pansing, Jr.


  /s/ RICHARD D. HOLLAND      *    Director
-------------------------------
      Richard D. Holland


    /s/ LORRAINE CHANG        *    Director
-------------------------------
        Lorraine Chang




* Pursuant to Power of Attorney filed herewith.

                              WALLACE R. WEITZ & COMPANY
                           A REGISTERED INVESTMENT ADVISER


                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, Richard F. Lawson, Patrick W.D. Turley and Paul F. Roye and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to Weitz Partners, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 3, 1997

                                        /s/ Lorraine Chang
                                        ---------------------------
                                        Lorraine Chang


           ONE PACIFIC PLACE, SUITE 600 - 1125 SOUTH 103 STREET -
                         OMAHA, NEBRASKA  68124-6008
               402-391-1980   800-232-4161   FAX 402-391-2125

                              WALLACE R. WEITZ & COMPANY
                           A REGISTERED INVESTMENT ADVISER


                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, Richard F. Lawson, Patrick W.D. Turley and Paul F. Roye and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to Weitz Partners, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

May 6, 1997

                                        /s/ Delmer L. Toebben
                                        ---------------------------
                                        Delmer L. Toebben


           ONE PACIFIC PLACE, SUITE 600 - 1125 SOUTH 103 STREET -
                         OMAHA, NEBRASKA  68124-6008
               402-391-1980   800-232-4161   FAX 402-391-2125

                              WALLACE R. WEITZ & COMPANY
                           A REGISTERED INVESTMENT ADVISER


                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, Richard F. Lawson, Patrick W.D. Turley and Paul F. Roye and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to Weitz Partners, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 3, 1997

                                        /s/ Thomas R. Pansing
                                        ---------------------------
                                        Thomas R. Pansing


           ONE PACIFIC PLACE, SUITE 600 - 1125 SOUTH 103 STREET -
                         OMAHA, NEBRASKA  68124-6008
               402-391-1980   800-232-4161   FAX 402-391-2125

                              WALLACE R. WEITZ & COMPANY
                           A REGISTERED INVESTMENT ADVISER


                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, Richard F. Lawson, Patrick W.D. Turley and Paul F. Roye and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to Weitz Partners, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

June 3, 1997

                                        /s/ Richard Holland
                                        ---------------------------
                                        Richard Holland


           ONE PACIFIC PLACE, SUITE 600 - 1125 SOUTH 103 STREET -
                         OMAHA, NEBRASKA  68124-6008
               402-391-1980   800-232-4161   FAX 402-391-2125

                              WALLACE R. WEITZ & COMPANY
                           A REGISTERED INVESTMENT ADVISER


                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that the undersigned constitutes and appoints Wallace R. Weitz, Mary K. Beerling, Linda L. Lawson, Richard F. Lawson, Patrick W.D. Turley and Paul F. Roye and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to Weitz Partners, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, or the securities administrator of any jurisdiction, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


June 3, 1997

                                        /S/ John Hancock
                                        ---------------------------
                                        John Hancock


           ONE PACIFIC PLACE, SUITE 600 - 1125 SOUTH 103 STREET -
                         OMAHA, NEBRASKA  68124-6008
               402-391-1980   800-232-4161   FAX 402-391-2125

                                       EXHIBITS


                                          TO


                                 WEITZ PARTNERS, INC.


                          POST-EFFECTIVE AMENDMENT NUMBER 5


                                          TO

                                      FORM N-1A


                              as filed on April 30, 1998

                                       EXHIBITS


       EXHIBIT NO.       DESCRIPTION


          1.        Articles of Incorporation

          6.        Distribution Agreement

          8.        Custodian Agreement

          10. Opinion and Consent of Messrs. Cline, Williams, Wright, Johnson & Oldfather

          11.       Consent of McGladrey and Pullen, LLP

          12.       Subscription Agreement of Wallace R. Weitz

          16.       Schedule of Computation for Performance Quotations

          27.       Financial Data Schedule




                                         C-8